Exhibit 10.1

SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED

COLLATERAL AGENCY AGREEMENT

THIS SIXTH AMENDMENT to FOURTH AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT, dated as of October 21, 2022 (this “Amendment”), is among WORLD OMNI LT, a Delaware statutory trust (the “Borrower”), WORLD OMNI LEASE FINANCE LLC, a Delaware limited liability company (“WOLF LLC”), AUTO LEASE FINANCE LLC, a Delaware limited liability company (the “Initial Beneficiary”), AL HOLDING CORP., a Delaware corporation (“ALHC”), as Closed-End Collateral Agent, BANK OF AMERICA, N.A. (the “Deal Agent”), U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), as Closed-End Administrative Agent and the lenders party hereto (the “Required Warehouse Lenders”).

Background

1.       The Borrower, the Initial Beneficiary, ALHC, the Deal Agent, U.S. Bank and certain secured parties from time to time have entered into that certain Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009, as amended by the First Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 30, 2015, the Second Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 27, 2017, the Third Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 26, 2018, the Fourth Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 25, 2019 and the Fifth Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of October 22, 2021 each among the Borrower, WOLF LLC, the Initial Beneficiary, ALHC, the Deal Agent, U.S. Bank and certain secured parties (as further amended, supplemented or otherwise modified through the date hereof, the “Agreement”).

2. The parties hereto desire to amend the Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

SECTION 1.      Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

SECTION 2.      Amendments to the Agreement. The Agreement is hereby amended as follows:

2.1              Appendix A of the Agreement is hereby amended by deleting the definitions of “Alternate Reference Rate Loans”, “Available Tenor”, “Benchmark”, “Benchmark Replacement”, “Benchmark Replacement Conforming Changes”, “Benchmark Transition Event”, “Daily Simple SOFR”, “Early Opt-in Effective Date”, “Early Opt-in Election”, “One-Month LIBOR”, “Other Rate Early Opt-in”, “Relevant Governmental Body”, “SOFR”, “SOFR-Based Rate”, “SOFR Early Opt-in” and “Term SOFR” in their entirety.

1	6th Amendment to Fourth Amended and Restated Collateral Agency Agreement

2.2              Appendix A of the Agreement is hereby amended by adding each of the following definitions in its appropriate alphabetical order:

““Communication” means this Collateral Agency Agreement, any Basic Document and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Basic Document.”

““Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.”

2.3              The Agreement is hereby amended by deleting Section 5.10 in its entirety.

2.4              The Agreement is hereby amended by adding the following as Section 5.10 and Section 5.11:

“Section 5.10. Electronic Execution; Electronic Records; Counterparts.

This Collateral Agency Agreement, any Basic Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the parties hereto agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Deal Agent and each of the Warehouse Facility Secured Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Deal Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Deal Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Deal Agent has agreed to accept such Electronic Signature, the Deal Agent and each of the Warehouse Facility Secured Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any party hereto without further verification and regardless of the appearance or form of such Electronic Signature, and (b) upon the request of the Deal Agent or any Warehouse Facility Secured Party, any Communication executed using an Electronic Signature shall be promptly followed by a manually executed counterpart.

2	6th Amendment to Fourth Amended and Restated Collateral Agency Agreement

Neither the Deal Agent nor the Closed-End Administrative Agent shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Basic Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Deal Agent’s or the Closed-End Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). Each of the Deal Agent and the Closed-End Administrative Agent shall be entitled to rely on, and shall incur no liability under or in respect of this Collateral Agency Agreement or any other Basic Document by acting upon, any Communication or any statement made to it orally or by telephone (which oral or telephonic statement is confirmed in writing, including by email) and reasonably believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Basic Documents for being the maker thereof).

Each of the parties hereto hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Collateral Agency Agreement and/or any other Basic Document based solely on the lack of paper original copies of this Collateral Agency Agreement and/or such other Basic Document, and (ii) waives any claim against the Closed-End Administrative Agent, the Deal Agent and each Warehouse Facility Secured Party for any liabilities arising solely from the Deal Agent’s and/or any Warehouse Facility Secured Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of any Relevant Entity to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.”

“Section 5.11. Corporate Capacity.

Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Collateral Agency Agreement and any other Communication through electronic means and there are no restrictions on doing so in that party’s constitutive documents.”

SECTION 3.      Miscellaneous. The Agreement, as amended hereby, remains in full force and effect. Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to otherwise applicable principles of conflicts of law (other than Section 5-1401 of the New York General Obligations Law). This Amendment may, if agreed by the Deal Agent, be in the form of an Electronic Record and be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Deal Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Deal Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Deal Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Deal Agent has agreed to accept such Electronic Signature, the Deal Agent and the Closed-End Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Deal Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

3	6th Amendment to Fourth Amended and Restated Collateral Agency Agreement

SECTION 4.      Effective Date of this Amendment. This Amendment shall become effective on the date that the Deal Agent shall have received the following:

(a)               counterparts of this Amendment (including facsimile copies) duly executed by all of the parties hereto;

(b)               an Officer’s Certificate of the Borrower to the Closed-End Administrative Agent to the effect that this Amendment will not materially adversely affect the interests of any Exchange Noteholder; and

(c)               a tax opinion, as required pursuant to Section 9.5 of the Agreement.

[SIGNATURE PAGES FOLLOW]

4	6th Amendment to Fourth Amended and Restated Collateral Agency Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

WORLD OMNI LT.,

as Borrower

By: VT INC., as trustee

By:  /s/ Christopher J. Nuxoll

Name: Christopher J. Nuxoll

Its: Vice President

AUTO LEASE FINANCE LLC,

as Initial Beneficiary

By: /s/ Ronald J. Virtue

Name: Ronald J. Virtue

Its: Assistant Treasurer

S-1	6th Amendment to Fourth Amended and Restated Collateral Agency Agreement

AL HOLDING CORP.
as Closed-End Collateral Agent

By:  /s/ Albert J. Fioravanti

Name: Albert J. Fioravanti

Title: President

S-2	6th Amendment to Fourth Amended and Restated Collateral Agency Agreement

BANK OF AMERICA, N.A.,
as Deal Agent, Group Agent and as an Alternate Lender

By:  /s/ Christopher Jonas

Name: Christopher Jonas

Title: Managing Director

S-3	6th Amendment to Fourth Amended and Restated Collateral Agency Agreement

U.S. BANK NATIONAL ASSOCIATION,
as Closed-End Administrative Agent

By: /s/ Christopher J. Nuxoll

Name: Christopher J. Nuxoll

Title: Vice President

S-4	6th Amendment to Fourth Amended and Restated Collateral Agency Agreement

GOTHAM FUNDING CORPORATION, as a Conduit Lender

By: /s/ Kevin J. Corrigan

Name: Kevin J. Corrigan

Title: Vice President

MUFG BANK, LTD., as a Group Agent

By: /s/ Christopher Pohl

Name: Christopher Pohl

Title: Managing Director

MUFG BANK, LTD., as an Alternate Lender

By:  /s/ Christopher Pohl

Name: Christopher Pohl

Title: Managing Director

S-5	6th Amendment to Fourth Amended and Restated Collateral Agency Agreement

TD SECURITIES INC., as a Group Agent

By: /s/ Peter O’Sullivan

Name: Peter O’Sullivan

Title: Director

THE TORONTO-DOMINION BANK,

as an Alternate Lender

By: /s/ Brad Purkis

Name: Brad Purkis

Title: Managing Director

BANNER TRUST,

as a Conduit Lender

By:  /s/ Peter O’Sullivan

Name: Peter O’Sullivan

Title: Director

S-6	6th Amendment to Fourth Amended and Restated Collateral Agency Agreement

WELLS FARGO BANK, N.A., as a Group Agent and as an Alternate Lender

By: /s/ Austin Vanassa

Name: Austin Vanassa

Title: Managing Director

By: /s/ Austin Vanassa

Name: Austin Vanassa

Title: Managing Director

S-7	6th Amendment to Fourth Amended and Restated Collateral Agency Agreement

ACKNOWLEDGED AND AGREED:

WORLD OMNI LEASE FINANCE LLC

By: /s/ Ronald J. Virtue

Name: Ronald J. Virtue

Title: Assistant Treasurer

S-8	6th Amendment to Fourth Amended and Restated Collateral Agency Agreement